UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(AMENDMENT NO. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2020

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street 18th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant’s telephone number)

_______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07, on September 9, 2020 (Malaysia Time), at a Special Meeting of the Stockholders (the “Meeting”) of Toga Limited (OTC:TOGL) (the “Company,” “we,” “us,” or “our), the stockholders approved and adopted the Long-Term Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan originally was approved by our Board of Directors on June 10, 2020, subject to the stockholders’ approval at the Meeting. The Stock Incentive Plan was subsequently amended and restated on July 14, 2020. The Stock Incentive Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 27, 2020 (the “Proxy Statement”), under the caption “Proposal No. 1 - Approval of the Stock Incentive Plan,” which disclosure is incorporated herein by reference. The description of the Plan contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”).

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described below in Item 5.07, at the Meeting, the Company’s stockholders, upon the recommendation of our Board of Directors, approved amending and restating our Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) to divide and designate the 1,000,000,000 shares of our common stock into two classes, consisting of 500,000,000 shares of Class A voting common stock (our “Class A Common Stock”), and 500,000,000 shares of Class B non-voting common stock (our “Class B Non-Voting Common Stock”), and establish the rights and preferences for such classes. It also amends the voting rights of our common stock and our preferred stock with respect to voting for directors to clarify that only our newly designated Class A Common Stock will be entitled to one vote for each share held. Our preferred stock will be “blank check” with the voting rights to be determined by our Board of Directors at the time of issuance. The Amended and Restated Articles of Incorporation is described in greater detail in the Company’s Proxy Statement, under the caption “Proposal No. 2 - Approval of the Amended and Restated Articles of Incorporation,” which disclosure is incorporated herein by reference.

On September 11, 2020, following the Meeting, the Company filed the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Amended and Restated Articles of Incorporation became effective upon filing with the Secretary of State of the State of Nevada. The description of the Amended and Restated Articles of Incorporation contained herein is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, which is attached hereto as Exhibit 3.1.

and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held the Meeting virtually on September 9, 2020. At the Meeting, the stockholders voted on three (3) proposals more particularly described in the Proxy Statement. The final results of the voting are set forth below.

Proposal 1: To approve the Amended and Restated Long-Term Incentive Plan:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
48,723,987	10,000	5,450

Proposal 2: To approve the Company’s Amended and Restated Articles of Incorporation:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
48,724,237	10,000	5,200

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Proposal 3: To adjourn the Special Meeting:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
48,742,624	10,000	0

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

	(i)	The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description

3.1*	Amended and Restated Articles of Incorporation as filed on September 11, 2020 with the State of Nevada
10.1*	2020 Long-Term Incentive Plan

* Filed herewith.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: September 14, 2020	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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